UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005 (January 11, 2005)

HOME INTERIORS & GIFTS, INC.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation or organization)	333-62021 (Commission file number)	75-0981828 (I.R.S. Employer Identification No.)

1649 Frankford Road West
Carrollton, Texas 75007-4605
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (972) 695-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective January 11, 2005, Thomas O. Hicks resigned as a member of the Board of Directors of Home Interiors & Gifts, Inc. Mr. Hicks indicated that he was resigning from the board in conjunction with his retirement from Hicks, Muse, Tate & Furst Incorporated.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME INTERIORS & GIFTS, INC.
Date: January 14, 2005	By:	/s/ Kenneth J. Cichocki
Kenneth J. Cichocki
Sr. Vice President of Finance and Chief Financial Officer

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